                                                                   EXHIBIT: 99.6


                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                    SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                 JUNE [13], 2005






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL                               MLMI 2005-SL2
DATE                                                     6/17/2006
DEAL SIZE
OTHER DEAL INFO
LEAD                               ML
ORIGINATOR[S]
                                   OPTION ONE(16.31%),
                                   DECISION ONE(14.66%),
                                   FREMONT(14.22%),
                                   MILA(13.09%), MICHIGAN
                                   FIDELITY(11.19%),
                                   FIELDSTONE(10.65%),
                                   All others less than
                                   10.00% each
SERVICER[S]                        WILSHIRE(98.35%),PHH(1.65%)
RATERS                             Moody's, Fitch, DBRS
POOL SUMMARY DATA
AGENCY CONFORMING                                            70.98
NON CONFORMING                                               29.02
PREFUNDING (IF ANY)
NO OF LOANS                                                 11,517
AVERAGE LOAN SIZE                                        41,072.22
WAC                                                        10.1637
WA LTV                                                       98.85
% FIRST LIEN                                                  0.00
% OWNER OCC                                                  98.92
% PURCHASE                                                   80.31
% CASH OUT                                                   16.60
% FULL DOC                                                   50.10
% REDUCED/LIMITED DOC                                         1.93
% STATED INCOME                                              45.02
% NO DOCS                                                     0.28
WA FICO                                                        654
FICO RANGE                         521 to 810
MORTGAGE INDICES
FLOATING RATE MORTGAGES                                       0.00
FIXED RATE                                                  100.00
2/28 FLOAT                                                    0.00
3/27 FLOAT                                                    0.00
5/25 FLOAT                                                    0.00
IO MORTGAGES                                                  0.00
LOAN SIZE
LOANS < 100K                                                 89.51
LOANS < 75K                                                  75.21
LOANS > 350K                                                  0.42
LOANS > 500K                                                  0.33
LOANS > 750K                                                  0.21

INCOME STRATS
AVERAGE DTI                                                  41.83
DTI 40-45%                                                   27.27
DTI 45-50%                                                   34.80
DTI 50-55%                                                    4.99
DTI > 55%                                                     0.44
GEOGRAPHIC
CALIFORNIA                                                   29.44
NORTH CALIFORNIA                                             12.64
SOUTH CALIFORNIA                                             16.79
FLORIDA                                                       6.85
ILLINOIS                                                      4.66
MICHIGAN                                                      3.74
TEXAS                                                         5.65
COLORADO                                                      3.00
NEW YORK                                                      2.14
NEW JERSEY                                                    0.74
VIRGINIA                                                      2.95
WASHINGTON                                                    3.85
MASS                                                          2.15
PROPERTY TYPE
SINGLE PROP                                                  78.16
PUD                                                          10.21
2-4 FAMILY                                                    4.93
CONDO                                                         6.70
MH                                                            0.00
FICO
FICO < 600                                                    4.75
FICO < 580                                                    0.27
FICO < 560                                                    0.21
BELOW 520                                                     0.14
521 - 540                                                     0.03
541 - 560                                                     0.06
561 - 580                                                     0.12
581 - 600                                                     5.44
601- 620                                                     18.41
621 - 640                                                    17.52
641 - 660                                                    19.73
661 - 680                                                    15.63
681 - 700                                                     9.56
701-720                                                       5.51
721 - 740                                                     3.51
ABOVE 740                                                     4.36

LTV
<=50                                                         0.35
50.01-55                                                     0.14
55.01-60                                                     0.07
60.01-65                                                     0.17
65.01-70                                                     0.19
70.01-75                                                     0.25
75.01-80                                                     0.58
80.01-85                                                     0.38
85.01-90                                                     1.59
90.01-95                                                     4.45
95.01-100                                                   91.84
> 100%                                                       0.00
> 80%                                                       98.26
> 90%                                                       96.29

AVERAGE SEASONING                                               6
% > 3 MONTHS                                                91.95
MORTGAGE INSURANCE IF ANY           NA
MI PROVIDERS                        NA
EXCESS SPREAD - AVE 1ST YR
DELINQUENCIES
31-60 DAY PAST                      No more than 1.5%